UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Kochav Defense Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED OCTOBER 9, 2026

KOCHAV DEFENSE ACQUISITION CORP.
575 FIFTH AVENUE, 14TH FLOOR
NEW YORK, NEW YORK 10017

LETTER TO SHAREHOLDERS

Dear Shareholders of Kochav Defense Acquisition Corp.:

You are cordially invited to attend an extraordinary general meeting (the “EGM”) of Kochav Defense Acquisition Corp., a Cayman Islands exempted company, with limited liability (“we,” “Kochav” or the “Company”), which will be held on November 13, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the EGM may be adjourned or postponed. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you.

Even if you plan to attend the EGM, it is strongly recommended you complete and return your proxy card before the EGM date, to ensure that your shares will be represented at the EGM if you are unable to attend.

The accompanying notice of the EGM and proxy statement describe the business Kochav will conduct at the EGM and provide information about Kochav that you should consider when you vote your shares. As set forth in the accompanying proxy statement, the EGM will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, that the date by which Kochav has to consummate a business combination be extended (the “Extension”) from November 29, 2026 to November 29, 2027 (or such earlier date as may be determined by the board of directors (the “Board”)) (such date, the “Extension Date”), without the deposit of any additional funds into the Trust Account, and that the Amended and Restated Articles of Association of Kochav (the “Articles”) be amended and to approve as an ordinary resolution, that the registered office of the Company be and is hereby instructed to file a certified copy of the foregoing special resolution with the Registrar of Companies in the Cayman Islands, as set out in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

•        Proposal No. 2 — Auditor Ratification Proposal - To ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

•        Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement.

The Articles currently provide that Kochav has until November 29, 2026 to complete its initial business combination. The Articles and the Investment Management Trust Agreement currently provide that the Company may extend that date by up to two additional periods of three months each, to May 29, 2027, but only if Kochav Sponsor LLC (the “Sponsor”) or its affiliates or permitted designees deposits $2,530,000 into the trust account established in connection with our initial public offering (the “Trust Account”) for each such three-month period — $0.10 per

Public Share (as defined below) for each period, or $5,060,000 and $0.20 per Public Share in the aggregate such deposits collectively, the “Sponsor Payments”). The Sponsor has advised the Company that it does not intend to make the Sponsor Payments. For the avoidance of doubt, if the Extension is implemented, then the Sponsor Payments will no longer be available to Kochav, and any future extensions of the Completion Window would require approval by Kochav’s shareholders.

While Kochav is using its best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before November 29, 2026 to consummate a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, Kochav will need to obtain shareholder approval of the Extension Amendment Proposal. Without the Extension, and absent deposits the Sponsor does not intend to make, the Board believes that there is significant risk that Kochav might not, despite its best efforts, be able to complete a business combination on or before November 29, 2026. If that were to occur, Kochav would be forced to liquidate even if Kochav’s shareholders are otherwise in favor of consummating a potential business combination.

Therefore, the Board has determined that it is in the best interests of Kochav and its shareholders to extend the date by which Kochav has to consummate an initial business combination to the Extension Date so that that Kochav’s shareholders have the opportunity to participate in a potential initial business combination, as well as to provide additional flexibility to wind up our operations prior to the Extension Date if we are unable to consummate a business combination.

The Extension would give Kochav twelve additional months to consummate an initial business combination as well as provide additional flexibility to wind up our operations prior to the Extension Date. If the Extension Amendment Proposal is approved, the amount held in the Trust Account per Public Share will increase only to the extent of interest earned on the funds in the Trust Account, net of amounts withdrawn to pay taxes. It will not be supplemented by any contribution from the Sponsor. Public shareholders who do not redeem will therefore forgo up to $0.20 per Public Share of additional trust funding that the Company’s existing governing documents contemplated as the consideration for a shorter extension.

As contemplated by the Articles, the holders of Kochav’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Kochav’s initial public offering (the “Public Shares”) will be provided with an opportunity to redeem all or a portion of their Public Shares upon the effectiveness of the Extension Amendment at a per-share price equal to the aggregate amount then on deposit in the Trust Account (including interest not previously released to Kochav to pay its taxes), divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. Such redemption rights are not available to our Sponsor, all shareholders of the Company immediately prior to the consummation of the Company’s initial public offering (the “Founders”) and the officers and directors of the Company.

As of [•], 2026, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the EGM), based on the aggregate amount on deposit in the Trust Account of approximately $[•] million as of [•], 2026 (including interest not previously released to Kochav to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market (“Nasdaq”) on [•], 2026 was $[•] per share. Kochav cannot assure public shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its Public Shares when such shareholders wish to sell their Public Shares. Kochav believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional 12-month period if Kochav does not complete a business combination on or before November 29, 2026.

In addition, in connection with the EGM, the Company and the Sponsor may enter into non-redemption and voting agreements with one or more shareholders, under which the shareholder agrees (i) to vote any Public Shares held by such shareholder as of the Record Date in favor of the Extension Amendment Proposal and (ii) not to redeem specified Public Shares at the EGM and, in exchange, the Sponsor agrees to cause the surviving entity of a future initial business combination to issue shares to that shareholder at the closing of that business combination. Those shares would be issued for no additional consideration and would dilute our public shareholders who do not participate. See “The EGM — Non-Redemption and Voting Agreements” and “Risk Factors.”

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before November 29, 2026, Kochav will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Kochav’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Kochav’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The rights sold as part of the units in our initial public offering will expire worthless.

Approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the EGM.

The Board has fixed the close of business on October 13, 2026 (the “Record Date”) as the date for determining Kochav’s shareholders entitled to receive notice of and vote at the EGM and any postponement or adjournment thereof. Only holders of Ordinary Shares on that date are entitled to have their votes counted at the EGM or any postponement or adjournment thereof.

You are not being asked to vote on a business combination at this time. As of the date of this proxy statement, Kochav has not entered into a definitive agreement with respect to an initial business combination. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in the Articles. In addition, public shareholders who do not redeem their Public Shares in connection with the Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Articles.

Kochav reserves the right at any time to postpone the EGM and not to submit to its shareholders the Extension Amendment Proposal. In the event the EGM is postponed or the Extension Amendment Proposal is not approved and Kochav does not complete a business combination on or prior to November 29, 2026, Kochav will liquidate and dissolve in accordance with its Articles.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Kochav and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the notice of meeting and proxy statement containing detailed information about the EGM, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the EGM, Kochav urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of

Kochav Defense Acquisition Corp.

Menachem Shalom

Chief Executive Officer and Director

[•], 2026

Your vote is very important. Whether or not you plan to attend the EGM, please submit your proxy card as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the EGM.

The approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the EGM and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the EGM, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “Street Name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the EGM.

Important Notice Regarding the Availability of Proxy Materials for the EGM to be held on November 13, 2026:    The Notice of Meeting and the accompanying proxy statement are available at http://cstproxy.com/Kochav/2026.

NOTICE OF THE EXTRAORDINARY GENERAL MEETING

To the Shareholders of Kochav Defense Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “EGM”) of Kochav Defense Acquisition Corp., a Cayman Islands exempted company, with limited liability (“we,” “Kochav” or the “Company”), will be held on November 13, 2026 at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the EGM may be adjourned or postponed.

You are cordially invited to attend the EGM for the purpose of considering and voting on the following proposals, more fully described below in the accompanying proxy statement, which is dated [•], 2026 and is first being mailed to shareholders on or about [•], 2026:

Proposal No.    1 — Extension Amendment Proposal — To approve, by way of special resolution, that the date by which Kochav has to consummate a business combination be extended (the “Extension”) from November 29, 2026 to November 29, 2027 (or such earlier date as determined by the board of directors (the “Board”)) (such date, the “Extension Date”), without the deposit of any additional funds into the Trust Account, and that the Amended and Restated Articles of Association of Kochav (the “Articles”) be amended and to approve as an ordinary resolution, that the registered office of the Company be and is hereby instructed to file a certified copy of the foregoing special resolution with the Registrar of Companies in the Cayman Islands, as set out in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”). The text of the special resolution to be passed is as follows:

“It is resolved as a special resolution with immediate effect that the Company’s amended and restated articles of association be amended by replacing the existing definition of ”Completion Window” in Article 1.1 with the following:

“Completion Window” means the period of time commencing on, and including, the closing date of the IPO and ending on the date that is thirty (30) months after the closing date of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles, or such earlier date as the Directors may determine in their sole discretion; and, for the avoidance of doubt, no deposit of funds into the Trust Account by the Sponsor or by any other Person shall be required as a condition to, or in connection with, the Completion Window ending on the date that is thirty (30) months after the closing date of the IPO.”;

Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Articles currently provides that Kochav has until November 29, 2026 to complete its initial business combination, extendable by up to two additional periods of three months each, to May 29, 2027, only upon the deposit by the Sponsor of $2,530,000 into the Trust Account for each such period. The Sponsor has advised the Company that it does not intend to make such deposits. While Kochav is using its best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before November 29, 2026 to consummate a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, Kochav will need to obtain shareholder approval of the Extension Amendment Proposal. Without the Extension, and absent deposits the Sponsor does not intend to make, the Board believes that there is significant risk that Kochav might not, despite its best efforts, be able to complete a business combination on or before November 29, 2026. If that were to occur, Kochav would be forced to liquidate even if Kochav’s shareholders are otherwise in favor of consummating a potential business combination.

As contemplated by the Articles, the holders of Public Shares will be provided with an opportunity to redeem all or a portion of their Public Shares upon the effectiveness of the Extension Amendment at a per-share price equal to the aggregate amount then on deposit in the Trust Account including interest earned, divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal.

The Extension would give Kochav twelve additional months to consummate its initial business combination as well as provide additional flexibility to wind up our operations prior to the Extension Date. If the Extension Amendment Proposal is approved, the amount held in the Trust Account per Public Share will increase only to the extent of interest earned on the funds in the Trust Account, net of amounts withdrawn to pay taxes. It will not be supplemented by any contribution from the Sponsor. Public shareholders who do not redeem will therefore forgo up to $0.20 per Public Share of additional trust funding that the Company’s existing governing documents contemplated as the consideration for a shorter extension.

As of [•], 2026, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the EGM), based on the aggregate amount on deposit in the Trust Account of approximately $[•] million as of [•], 2026 (including interest not previously released to Kochav to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market (“Nasdaq”) on [•], 2026 was $[•] per share. Kochav cannot assure public shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its Public Shares when such shareholders wish to sell their Public Shares. Kochav believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional 12-month period if Kochav does not complete a business combination on or before November 29, 2026.

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before November 29, 2026, Kochav will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Kochav’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Kochav’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The rights sold as part of the units in our initial public offering will expire worthless.

Approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the EGM.

The Board has fixed the close of business on October 13, 2026 (the “Record Date”) as the date for determining Kochav’s shareholders entitled to receive notice of and vote at the EGM and any postponement or adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the EGM or any postponement or adjournment thereof.

You are not being asked to vote on a business combination at this time. As of the date of this proxy statement, Kochav has not entered into a definitive agreement with respect to an initial business combination. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public

Shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in the Articles. In addition, public shareholders who do not redeem their Public Shares in connection with the Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Articles.

Kochav reserves the right at any time to postpone the EGM and not to submit to its shareholders the Extension Amendment Proposal. In the event the EGM is postponed or the Extension Amendment Proposal is not approved and Kochav does not complete a business combination on or prior to November 29, 2026, Kochav will liquidate and dissolve in accordance with its Articles.

To exercise your redemption rights, you must tender your Public Shares to Kochav’s transfer agent at least two business days prior to the EGM.    You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in Street Name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the EGM. On the Record Date, there were 25,824,050 issued and outstanding Class A Ordinary Shares, of which 25,300,000 Class A Ordinary Shares are held by Kochav public shareholders and 524,050 Class A Ordinary Shares are held by the Sponsor, and 8,433,333 issued and outstanding Class B Ordinary Shares. Kochav’s rights do not have voting rights.

The accompanying proxy statement contains important information about the EGM, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the EGM, Kochav urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of

Kochav Defense Acquisition Corp.

Menachem Shalom

Chief Executive Officer and Director

[•], 2026

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Kochav’s current views with respect to, among other things, Kochav’s capital resources and results of operations. Likewise, Kochav’s statements regarding market conditions. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Kochav’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Kochav does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements contained herein:

•        Kochav’s ability to complete a business combination;

•        the anticipated benefits of a business combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of Kochav; and

•        the use of funds not held in the Trust Account or available to Kochav from interest income on the Trust Account balance.

While forward-looking statements reflect Kochav’s good faith beliefs, they are not guarantees of future performance. Kochav disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially, including those described under “Risk Factors” in this proxy statement and in Kochav’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2026, its subsequent Quarterly Reports on Form 10-Q and in other reports Kochav files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Kochav (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE EGM

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the EGM and the proposals to be presented at the EGM. The following questions and answers do not include all the information that is important to Kochav shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the EGM and the voting procedures for the EGM, which will be held on November 13, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the EGM may be adjourned or postponed. You will be permitted to attend the EGM in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you.

1. Why am I receiving this proxy statement?

Kochav is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”). On May 29, 2025, Kochav consummated its initial public offering (the “IPO”) of 25,300,000 units, including the exercise in full of the underwriters’ over-allotment option, at $10.00 per unit. A total of $253,000,000 ($10.00 per Public Share) was placed in the Trust Account.

Like most blank check companies, Kochav’s Articles provides for the return of initial public offering proceeds held in trust to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before November 29, 2026.The Articles and the Investment Management Trust Agreement currently provide that the Company may extend that date by up to two additional periods of three months each, to May 29, 2027, but only if the “Sponsor or its affiliates or permitted designees deposits $2,530,000 into the Trust Account for each such three-month period — $0.10 per Public Share for each period, or $5,060,000 and $0.20 per Public Share in the aggregate (such deposits collectively, the “Sponsor Payments”). The Sponsor has advised the Company that it does not intend to make the Sponsor Payments. For the avoidance of doubt, if the Extension is implemented, then the Sponsor Payments will no longer be available to Kochav, and any future extensions of the Completion Window would require approval by Kochav’s shareholders.

While Kochav is using its best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before November 29, 2026 to consummate a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, Kochav will need to obtain the Extension. Without the Extension, and absent deposits the Sponsor does not intend to make, the Board believes that there is significant risk that Kochav might not, despite its best efforts, be able to complete a business combination on or before November 29, 2026. If that were to occur, Kochav would be forced to liquidate even if Kochav’s shareholders are otherwise in favor of consummating a potential business combination.

As a result of the factors set forth above, Kochav is asking its shareholders to extend the date which Kochav has to consummate an initial business combination for 12 months, to November 29, 2027, without any deposit into the Trust Account.

Kochav and its board believe that it is in the best interests of Kochav and its shareholders to continue Kochav’s existence until the Extension Date in order to allow Kochav additional time to complete a business combination and is therefore holding this EGM.

2. When and where is the EGM?

The EGM will be held on November 13, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the EGM may be adjourned or postponed. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the

Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you.

3. What are the specific proposals on which I am being asked to vote at the EGM?

You are being asked to vote on:

•        the Extension Amendment Proposal;

•        the Auditor Ratification Proposal and, if presented,

•        the Adjournment Proposal.

You are not being asked to vote on a business combination at this time.

4. Why is Kochav proposing the Extension Amendment Proposal and the Adjournment Proposal?

Kochav’s Articles provides for the return of the IPO proceeds held in trust to the holders of Public Shares if there is no qualifying business combination consummated on or before November 29, 2026. The Articles permit that date to be extended by up to two additional periods of three months each, to May 29, 2027, only if the Sponsor deposits $2,530,000 into the Trust Account for each such period. The Sponsor has advised Kochav that it does not intend to make such deposits.

The purpose of the Extension Amendment Proposal is to allow Kochav additional time to complete a business combination, and to allow that additional time to be obtained without deposits into the Trust Account. Without the Extension, and absent deposits the Sponsor does not intend to make, Kochav believes that it will not be able to complete a business combination on or before November 29, 2026. If that were to occur, Kochav would be forced to liquidate.

If the Extension Amendment Proposal is not approved based on tabulated votes, Kochav may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Adjournment Proposal is not approved by Kochav’s shareholders, the Board may not be able to adjourn the EGM to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Kochav reserves the right at any time to postpone the EGM. In the event the EGM is postponed or the Extension Amendment Proposal is not approved, and Kochav does not complete a business combination on or prior to November 29, 2026, it will liquidate and dissolve in accordance with its Articles.

5. Will the Sponsor deposit any funds into the Trust Account in connection with the Extension?

No. Under the Articles and the Investment Management Trust Agreement as currently in effect, each of the two available three-month extensions requires the Sponsor or its affiliates or permitted designees to deposit $2,530,000 into the Trust Account — $0.10 per Public Share for each extension, or $5,060,000 and $0.20 per Public Share in total — in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of an initial business combination. If the Extension Amendment Proposal is approved, no funds will be deposited into the Trust Account, the Sponsor will be relieved of that obligation, and those promissory notes will not be issued. The Sponsor is not prohibited from making a voluntary deposit, but it has no obligation to do so and has advised Kochav that it does not intend to do so. For the avoidance of doubt, if the Extension is implemented then such extension payments will no longer be available to Kochav, and any future extensions of the Completion Window would required approval by Kochav’s shareholders.

6. Will the amount held in the Trust Account per Public Share increase during the Extension?

Only to the extent of interest earned on the funds held in the Trust Account, net of amounts withdrawn to pay taxes. It will not be supplemented by any contribution from the Sponsor. Under the existing terms, the per-share amount would have increased by $0.10 for each three-month extension, or $0.20 in total, in addition to interest. Shareholders who do not redeem will forgo that amount.

7. What vote is required to approve the proposals presented at the EGM?

Approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

Approval of the Auditor Ratification Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the EGM.

8. Why should I vote “FOR” the Extension Amendment Proposal?

The Board believes that Kochav will not have sufficient time to consummate an initial business combination before November 29, 2026, and that absent the Extension, Kochav will be required to cease operations, redeem the Public Shares and liquidate. Approval preserves the possibility of an initial business combination for shareholders who wish to remain invested, while giving shareholders who prefer cash the opportunity to redeem now.

9. Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as our independent registered public accounting firm since 2025. Our Audit Committee and Board believe that stability and continuity in our auditor are important as we seek to complete the Business Combination.

9. Why should I vote “FOR” the Adjournment Proposal?

To give Kochav additional time to solicit proxies if there are insufficient votes at the time of the EGM to approve the Extension Amendment Proposal.

10. How will the Sponsor and Kochav’s directors and officers vote?

The Sponsor and Kochav’s directors and officers have advised Kochav that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal. On the Record Date, the Sponsor, Kochav’s directors and officers beneficially owned an aggregate of 8,957,383 Ordinary Shares, representing approximately 26.1% of the issued and outstanding Ordinary Shares.

In connection with the EGM, Kochav and the Sponsor may enter into non-redemption and voting agreements with one or more shareholders, under which the shareholder agrees (i) to vote any Public Shares held by such shareholder as of the Record Date in favor of the Extension Amendment Proposal or Adjournment Proposal, if applicable, and (ii) not to redeem specified Public Shares at the EGM and, in exchange, the Sponsor agrees to cause the surviving entity of a future initial business combination to issue shares to that shareholder at the closing of that business combination. Those shares would be issued for no additional consideration and would dilute our public shareholders who do not participate.

11. What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” the applicable proposal, abstain, or not vote your shares. Because the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are decided by reference to the votes cast, abstentions, broker non-votes and failures to vote will have no effect on those proposals.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

12. Will you seek any further extensions to liquidate the Trust Account?

The proposed Extension Amendment would permit the Completion Window to be extended beyond November 29, 2027 only by a further special resolution of shareholders — no further amendment of the Articles would be required, but a further shareholder meeting and a additional redemption opportunity would be required. In addition, Nasdaq requires Kochav to complete an initial business combination within 36 months of the effectiveness of its IPO registration statement, which occurred on May 27, 2025 — a deadline of approximately May 27, 2028. See “Risk Factors.”

13. What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved at the EGM or at any postponement or adjournment thereof, and a business combination is not completed on or before November 29, 2026, Kochav will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Kochav’s remaining shareholders and the Board, liquidate and dissolve.

There will be no distribution from the Trust Account with respect to Kochav’s rights, which will expire worthless in the event Kochav dissolves and liquidates the Trust Account.

The Sponsor could still elect either or both three-month extensions under the existing Articles by depositing $2,530,000 into the Trust Account for each. The Sponsor has advised Kochav that it does not intend to do so.

14. If the Extension Amendment Proposal is approved, what happens next?

Kochav will file the amended Articles with the Registrar of Companies of the Cayman Islands, amend the Trust Agreement, pay redemptions to shareholders who properly exercised their redemption rights, and continue to seek an initial business combination until the Extension Date.

15. If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

Yes. Voting is separate from redeeming. You will need to submit a redemption request for your shares if you choose to redeem. To redeem, you must follow the procedures described under “The EGM — Redemption Rights,” whichever way you vote.

16. Will how I vote affect my ability to exercise redemption rights?

No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Kochav on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, and potentially less cash.

17. May I change my proxy voting instructions after I have mailed my signed proxy card?

Yes. See “The EGM — Revoking Your Proxy.”

18. What is the proxy card?

The proxy card enables you to appoint Menachem Shalom, the Chief Executive Officer, and Asaf Yarkoni, the Chief Financial Officer, or failing them, the duly appointed chairman of the Meeting, as your representative at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Shalom and Mr. Yarkoni, or failing them, the duly appointed chairman of the Meeting, to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

19. What happens if I do not indicate how to vote my proxy?

If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board — “FOR” each proposal. If the meeting is adjourned or postponed, Mr. Shalom and Mr. Yarkoni, or failing them, the duly appointed chairman of the Meeting, can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

20. Will my shares be voted if I do not provide my proxy?

If you are a shareholder of record and do not provide a proxy or vote at the EGM, your shares will not be voted. If your shares are held in Street Name and you do not instruct your bank, broker or nominee, your shares will not be voted on the Extension Amendment Proposal, which we expect to be treated as “non-routine.”

21. Who can vote at the EGM?

Only holders of record of Ordinary Shares at the close of business on October 13, 2026 are entitled to vote at the EGM.

22. How many votes do I have?

Each Ordinary Share entitles you to one vote on each proposal. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of our Sponsor, directors and officers.

23. Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

24. How are votes counted?

At the EGM, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal will be counted for the purposes of determining whether those proposals are approved, and any Ordinary Shares which are not voted at the EGM will have no effect on the outcome of those votes. Abstentions and broker non-votes, while considered present for the purpose of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

25. If my shares are held in “Street Name,” will my broker, bank or nominee automatically vote my shares for me?

Holders of our Ordinary Shares that are held in Street Name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Extension Amendment Proposal and the Adjournment Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. The Auditor Ratification Proposal is a “routine” matter on which your broker can exercise voting discretion.

Please submit your vote instruction form so your vote is counted.

26. Can I attend the EGM in person?

Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, at 10:00 a.m. Eastern Time, on November 13, 2026 and you will be permitted to attend the Meeting in person. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online by visiting www.cstproxyvote.com.

27. What constitutes a quorum at the EGM?

The presence, in person or by proxy or by duly authorized representative, at the EGM of the holders of at least one-third of all issued and outstanding Ordinary Shares entitled to vote at the EGM shall constitute a quorum. Holders of Class B Ordinary Shares and private placement shares, including the Sponsor, who beneficially owns approximately 26.1% of Kochav’s issued and outstanding Ordinary Shares, will count towards this quorum.

28. What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?

•        Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Shareholder of Record.”

•        Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

29. How can I vote if I am a Shareholder of Record?

See “The EGM — Voting Your Shares — Shareholders of Record.”

30. How can I vote if I am a Beneficial Owner of shares held in Street Name?

See “The EGM — Voting Your Shares — Beneficial Owners.”

31. Does the Board recommend voting “FOR” the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment proposal, the Board has determined that each is in the best interests of Kochav and its shareholders. The Board unanimously recommends that you vote “FOR” each proposal.

32. What interests do Kochav’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before November 29, 2026, the 8,433,333 Class B Ordinary Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000, and the 524,050 private placement units purchased by the Sponsor for an aggregate purchase price of $5,240,500, will all be worthless (as the holders have waived liquidation rights with respect to such securities).

In addition, approval of the Extension Amendment Proposal relieves the Sponsor of an obligation to deposit up to $5,060,000 into the Trust Account in order to secure an aggregate of six additional months to consummate an initial business combination. For the avoidance of doubt, if the Extension is implemented, then the Sponsor Payments will no longer be available to Kochav, and any future extensions of the Completion Window would require approval by Kochav’s shareholders. See “The EGM — Interests of the Sponsor and Kochav’s Directors and Officers.”

33. What are non-redemption and voting agreements, and will Kochav enter into any?

The Company and the Sponsor may enter into non-redemption and voting agreements with one or more shareholders in advance of the EGM. Under those agreements, a shareholder agrees (i) to vote any Public Shares held by such shareholder as of the Record Date in favor of the Extension Amendment Proposal or Adjournment Proposal, if applicable, and (ii) not to exercise redemption rights with respect to a specified number of Public Shares at the EGM and, in exchange, the Company and the Sponsor agree to cause the surviving entity of a future initial business combination (“Pubco”) to issue a number of Pubco shares to that shareholder for no additional consideration at the closing of that business combination. Those Pubco shares would dilute the shareholders who do not enter into such agreements. Any such agreements will be described in a Current Report on Form 8-K filed before the EGM. See “The EGM — Non-Redemption and Voting Agreements” and “Risk Factors.”

34. Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

No. There are no appraisal rights available to Kochav’s shareholders in connection with the Extension Amendment Proposal.

35. If I am a holder of rights, can I exercise redemption rights with respect to my rights?

No. The rights sold as part of the units in the IPO entitle the holder to receive one-seventh (1/7) of one Class A Ordinary Share upon the consummation of an initial business combination. The rights are not redeemable and no distribution will be made from the Trust Account with respect to the rights. If Kochav does not consummate an initial business combination, the rights will expire worthless. Holders of outstanding units must separate the underlying Public Shares and rights prior to exercising redemption rights with respect to the Public Shares.

36. How do I exercise my redemption rights?

In connection with the Extension Amendment Proposal, and contingent upon the approval of the Extension, Kochav’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the EGM, including interest earned on the funds held in the Trust Account and not previously released to Kochav to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated May 27, 2025, filed in connection with Kochav’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on November 11, 2026 (two business days before the EGM), tender your shares physically or electronically and submit a request in writing (such request to include the legal name, phone number, and address of the beneficial owner of the Public Shares for which redemption is requested) that Kochav redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, Kochav’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

Kochav shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Kochav’s understanding that Kochav shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Kochav does not have any control over this process and it may take longer than two weeks. Kochav shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Kochav shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “Street Name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the EGM, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the EGM ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed herein.

37. What should I do if I receive more than one set of voting materials for the EGM?

You may receive more than one set of voting materials for the EGM, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

38. Where do I find the voting results of the EGM?

Kochav will report the voting results in a Current Report on Form 8-K filed with the SEC within four business days after the EGM.

39. What other business may be conducted at the EGM?

The EGM has been called only to consider the proposals described in this proxy statement. Under the Articles, other than procedural matters incident to the conduct of the EGM, no other matters may be considered at the EGM if they are not included in this proxy statement.

40. Who will solicit and pay the cost of soliciting proxies for the EGM?

Kochav will bear the entire cost of the proxy solicitation. Kochav has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the EGM. Kochav will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Kochav (and their affiliates) may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies. See “The EGM — Proxy Solicitation Costs.”

41. What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how each of the Proposals will affect you as a shareholder. You should then submit your proxy instructions as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in Street Name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

42. Who can help answer my questions?

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call Laurel Hill Advisory Group, LLC, Kochav’s proxy solicitor, at 1-855-414-2266 (toll free) or by email at kchv@laurelhill.com or banks and brokers can call at (516) 933-3100.

In order to receive timely delivery of the documents in advance of the EGM, Kochav shareholders must make your request for information no later than November 6, 2026. You may also obtain additional information about Kochav from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on November 11, 2026 (two business days before the EGM) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

RISK FACTORS

You should carefully consider the following risk factors, together with the risk factors described in Kochav’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q, before deciding how to vote and whether to redeem your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable the Company to complete a business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extension Date. As of the date of this proxy statement, the Company has not entered into a definitive agreement with respect to an initial business combination. The Company’s ability to consummate a business combination is dependent on a variety of factors, many of which are beyond the Company’s control.

The Company is required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and the Company will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination is approved by the Company’s shareholders, it is possible that redemptions will leave the Company with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that the Company will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, the Company’s shareholders may be unable to recover their investment except through sales of Ordinary Shares on the open market. The price of Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Ordinary Shares at favorable prices, or at all. The Company’s financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 disclose that its liquidity condition and mandatory liquidation provisions raise substantial doubt about its ability to continue as a going concern.

No funds will be deposited into the Trust Account in connection with the Extension, and the amount held in the Trust Account per Public Share will therefore increase only by interest.

The Articles and the Investment Management Trust Agreement as currently in effect permit the date by which the Company must consummate an initial business combination to be extended by up to two additional periods of three months each, to May 29, 2027, but only if the Sponsor or its affiliates or permitted designees deposits $2,530,000 into the Trust Account for each such period — $0.10 per Public Share for each period, or $5,060,000 and $0.20 per Public Share in the aggregate. The Sponsor has advised the Company that it does not intend to make the Sponsor Payments, and if the Extension Amendment Proposal is approved they will not be required. For the avoidance of doubt, if the Extension is implemented, then the Sponsor Payments will no longer be available to Kochav, and any future extensions of the Completion Window would require approval by Kochav’s shareholders.

Accordingly, the amount held in the Trust Account per Public Share will increase only to the extent of interest earned on the funds held in the Trust Account, net of amounts withdrawn to pay taxes, and will not be supplemented by any contribution from the Sponsor. Shareholders who do not redeem will bear the risk and the time value of an extended search period without receiving the consideration that the Company’s existing governing documents required as the price of a shorter extension. There can be no assurance that interest earned during the Extension will approach $0.20 per Public Share. In addition, in order to mitigate the risk that the Company is deemed to be operating as an unregistered investment company, the Company may instruct the trustee to liquidate the securities held in the Trust Account and hold the proceeds in an interest-bearing demand deposit account, which would likely reduce the rate of interest earned.

The Sponsor and Kochav’s directors and officers have interests in the Extension Amendment Proposal that are different from, or in addition to, your interests as a shareholder.

The Sponsor and Kochav’s directors and officers have interests in the Extension Amendment Proposal that are different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares acquired for an aggregate of $25,000 and private placement units purchased for $5,240,500, all of which will be worthless if the Company liquidates; relief from the obligation to deposit up to $5,060,000 into the Trust Account; sponsor loans and advances repayable only upon consummation of an initial business combination; unreimbursed out-of-pocket expenses; and continued indemnification and directors’ and officers’ liability insurance. These interests may have influenced the Board’s decision to propose the Extension. See “The EGM — Interests of the Sponsor and Kochav’s Directors and Officers.”

Non-redemption and voting agreements, if entered into, will dilute shareholders who do not participate in them, and may increase the chance that the Extension Amendment proposal is approved.

The Company and the Sponsor may enter into non-redemption and voting agreements with one or more shareholders under which (i) such shareholder agrees to vote any Public Shares held by them as of the Record Date in favor of the Extension Amendment Proposal or Adjournment Proposal, if applicable, and (ii) the Company and the Sponsor agree to cause Pubco to issue shares to those shareholders, for no additional consideration, at the closing of a future initial business combination, in exchange for their agreement not to redeem specified Public Shares at the EGM. Shares issued under those agreements would be issued in addition to, and would dilute, the shares otherwise held by the Company’s remaining public shareholders — including shareholders who do not redeem but who are not offered, or do not enter into, such an agreement. The Company cannot predict how many such agreements it will enter into, on what terms, or with which shareholders, and the terms available to different shareholders may differ. Because the shares to be issued would be shares of a company that does not yet exist and a business combination that has not been identified, their value cannot be determined at this time and may be substantially less than, or more than, the value of the redemption right given up. In addition, any Public Shares voted in conformity with such non-redemption and voting agreements will increase the chances that the Extension Amendment proposal passes. Any such agreements will be described in a Current Report on Form 8-K filed before the EGM.

Our public shareholders’ exercise of redemption rights with respect to a large number of Public Shares in the Extension may limit our ability to complete an initial business combination in the most desirable manner that will optimize the capital structure of the combined company, or continue to list our securities on Nasdaq.

Redemption rates in connection with SPAC extension votes have in recent periods been very high, especially for SPACs such as us that have not received additional contributions to the trust account. Significant redemptions would reduce the cash available to fund an initial business combination and to satisfy any minimum cash condition a target may require and could require the Company to seek a private placement or other outside financing, which has in recent times been very difficult, with many financings available only on terms that are onerous to the surviving company. Significant redemptions would also reduce our public float and the number of our beneficial holders and could cause us to fail one or more of Nasdaq’s continued listing standards, and could make it materially more difficult for a post-combination company to satisfy Nasdaq’s initial listing standards. In addition, the 8,433,333 Class B Ordinary Shares, the 524,050 private placement shares and the approximately 3,689,150 Class A Ordinary Shares issuable upon exercise of the rights are fixed in number and do not decrease when Public Shares are redeemed; as redemptions increase, they represent an increasing percentage of our equity and dilute a smaller remaining public float more severely.

EGM OF KOCHAV AND ITS SHAREHOLDERS

This proxy statement is being provided to Kochav shareholders as part of a solicitation of proxies by the Board for use at the EGM to be held on November 13, 2026 and at any postponement or adjournment thereof. This proxy statement contains important information regarding the EGM, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [    ], 2026 to all shareholders of record of Kochav as of October 13, 2026, the Record Date for the EGM. Shareholders who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the EGM.

Date, Time and Place of EGM

The EGM will be held on November 13, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the EGM may be adjourned or postponed.

The Proposals at the EGM

•        Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, the Extension, without the deposit of any additional funds into the Trust Account, and that the Articles be amended and to approve as an ordinary resolution, that the registered office of the Company be and is hereby instructed to file a certified copy of the foregoing special resolution with the Registrar of Companies in the Cayman Islands, as set out in Annex A to this proxy statement;

•        Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee of Withum to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

•        Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Kochav, you have a right to vote on certain matters affecting Kochav. The proposals that will be presented at the EGM and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the EGM if you owned Ordinary Shares at the close of business on October 13, 2026. On the Record Date, there were 25,824,050 issued and outstanding Class A Ordinary Shares and 8,433,333 issued and outstanding Class B Ordinary Shares. Each Ordinary Share is entitled to one vote per share. Kochav’s rights do not carry voting rights.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” each of these proposals.

Broker Non-Votes

Holders of our Ordinary Shares that are held in Street Name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Extension Amendment Proposal and the Adjournment Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. The Auditor Ratification Proposal is a “routine” matter on which your broker can exercise voting discretion.

Please submit your vote instruction form so your vote is counted.

Quorum and Required Vote for the Proposals for the EGM

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM.

Approval of the Auditor Ratification Proposal and Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the EGM and entitled to vote thereon.

Shareholders who attend the EGM, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the EGM.

The presence, in person or by proxy or by duly authorized representative, at the EGM of the holders of at least one-third of all issued and outstanding Ordinary Shares entitled to vote at the EGM shall constitute a quorum for the EGM. Holders of Class B Ordinary Shares and private placement shares, including the Sponsor, who beneficially owns approximately 26.1% of Kochav’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, 2,461,745 Class A Ordinary Shares would be required to be present at the EGM to achieve a quorum.

At the EGM, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal will be counted for the purposes of determining whether those proposals are approved, and any Ordinary Shares which are not voted at the EGM will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. The Auditor Ratification Proposal is a “routine” matter on which your broker can exercise voting discretion.

It is possible that Kochav will not be able to complete a business combination by the Extension Date if the Extension Amendment Proposal is approved. In such event, Kochav will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a Kochav shareholder of record, you may vote in person or by proxy. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the EGM. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.

You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the EGM in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the EGM so that your shares will be voted if you are unable to attend the EGM. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m. Eastern Time, on November 13, 2026.

Voting by Internet.

Shareholders who have received a copy of the proxy card by mail may be able to submit their proxy instructions over the Internet by visiting www.cstproxycote.com and entering the voter control number included on your proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “Street Name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Kochav. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

To vote yourself at the EGM, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the EGM. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the EGM, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 9, 2026.

You will receive a confirmation of your registration by email after Kochav receives your registration materials. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you. Kochav encourages you to access the EGM prior to the start time leaving ample time for the check-in.

Attending the EGM

The EGM will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Kyle Unice, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the webcast information for the Meeting will be provided to you.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet;

•        you may send a later dated, signed proxy card to Kochav Defense Acquisition Corp., 575 Fifth Avenue, 14th Floor, New York, New York 10017, Attn: Chief Executive Officer, so that it is received by Kochav’s Chief Executive Officer on or before the EGM; or

•        you may attend the EGM, revoke your proxy, and vote as indicated above.

No Additional Matters

The EGM has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the EGM, no other matters may be considered at the EGM if they are not included in this proxy statement, which serves as the notice of the EGM.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may contact Laurel Hill Advisory Group, LLC, Kochav’s proxy solicitor, at:

2 Robbins Lane, Suite 201, Jericho, NY 11753

(855) 414-2266 (toll-free)

(516) 933-3100 (Banks and Brokers Only)

E-mail: kchv@laurelhill.com

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the approval of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on November 11, 2026 (two business days before the EGM), tender your shares physically or electronically and submit a request in writing that Kochav redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Kochav’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the EGM. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Separation of Units

Holders of outstanding units must separate the underlying Public Shares and rights prior to exercising redemption rights with respect to the Public Shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate the units into Class A Ordinary Shares and rights, far enough in advance to permit the mailing of the share certificates back to you. If a bank, broker or other nominee holds your units, you must instruct such nominee to separate your units; your nominee must send written instructions to Continental Stock Transfer & Trust Company specifying the number of units to be split and the nominee holding such units, and must initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of Class A Ordinary Shares and rights. While this is typically done electronically the same business day, you should allow at least one full business day. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “Street Name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposals at the EGM, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder.

Prior to their exercising redemption rights, Kochav shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than he redemption price, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell our shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will then have no right to participate in, or have any interest in, the future growth of Kochav, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Sponsor does not make the extension payments it may make under the current Articles, and a business combination is not completed on or before November 29, 2026, Kochav will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account including any interest earned (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) to the public shareholders and all of Kochav’s rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to Kochav’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Kochav is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made on the Internet. Kochav has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the EGM, for a fee of approximately $8,500 plus disbursements. Kochav and its directors, officers and employees may also solicit proxies on the Internet. Kochav will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Kochav will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Kochav will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Kochav shareholders. Directors, officers and employees of Kochav who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor and Kochav’s Directors and Officers

When you consider the recommendation of the Board, Kochav shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of Kochav have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Kochav shareholders that they approve the Extension Amendment Proposal. Kochav shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        if the Extension Amendment Proposal is not approved, and a business combination is not completed on or before November 29, 2026, the 8,433,333 Class B Ordinary Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 (approximately $0.003 per share), and the 524,050 private placement units purchased by the Sponsor for an aggregate purchase price of $5,240,500, will all be worthless (as the holders have waived liquidation rights with respect to such securities). Assuming such Class B Ordinary Shares and private placement units have a value equal to Class A Ordinary Shares and public units, respectively, such securities would have had an aggregate market value of approximately $[•] million based on the last sale price of approximately $[•] and $[•] of the Class A Ordinary Shares and units, respectively, on Nasdaq on [•], 2026;

•        if the Extension Amendment Proposal is approved, the Sponsor will no longer be required to deposit into the Trust Account $2,530,000 for each three-month extension, or up to $5,060,000 in the aggregate, as interest-free loans to be repaid by the Company upon consummation of an initial business combination, and the corresponding promissory notes will not be issued. This is a direct financial benefit to the Sponsor that is not shared by public shareholders, and public shareholders who do not redeem will forgo the corresponding $0.20 per Public Share of trust accretion;

•        the fact that the Sponsor and Kochav’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve an initial business combination;

•        as of September 30, 2026, the Sponsor and its affiliates had not loaned or advanced any funds to Kochav for working capital and offering costs;

•        the fact that the holders of the Class B Ordinary Shares, including the Sponsor and Kochav’s directors and officers, have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the Class B Ordinary Shares and Private Shares held by them and that Kochav’s directors and officers, and the Sponsor and its affiliates, are entitled to reimbursement of out-of-pocket expenses incurred in connection with identifying, investigating and consummating an initial business combination, have no claim against the Trust Account for such reimbursement, and would not be repaid if Kochav liquidates. As of September 30, 2026, no such expenses were outstanding;

•        Kochav’s directors and officers are entitled to indemnification under the Articles and under indemnity agreements with Kochav, and are covered by directors’ and officers’ liability insurance; if Kochav liquidates, Kochav’s ability to satisfy indemnification claims and to maintain such insurance would be materially impaired;

•        The fact that if the Trust Account is liquidated, including in the event Kochav is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Kochav to the extent necessary to preserve the proceeds in the Trust Account, provided that such obligation shall only apply to the extent necessary any such claims for services rendered or contracted for or products sold to Andretti, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the interest that may be withdrawn to pay Kochav’s tax obligations, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Kochav’s indemnity of the underwriters of Kochav’s initial public offering against certain liabilities, including liabilities under the Securities Act; and

•        Kochav is obligated to pay deferred underwriting commissions of up to $6,957,500 to SPAC Advisory Partners LLC (the “IPO Underwriter”), upon the consummation of an initial business combination, comprising a fixed component of $0.120 per unit calculated on the total gross proceeds of the IPO and a variable component of $0.155 per unit calculated on the total capital remaining in the Trust Account following all properly submitted shareholder redemptions. The IPO Underwriter is also a non-managing member of the Sponsor and holds an indirect economic interest in Class B Ordinary Shares and private placement units owned by the Sponsor. The IPO Underwriter has reserved the right in its sole discretion to waive the deferred underwriting commissions at any time prior to an initial business combination by written notice to Kochav.

Additionally, if the Extension Amendment Proposal is approved and Kochav consummates a business combination, the Sponsor, officers and directors may have additional interests as described in the proxy statement/prospectus for a potential transaction.

In addition, subject to applicable securities laws, Kochav, the Sponsor and their respective affiliates may purchase Public Shares from investors, including those who have indicated an intention to redeem. In the event that the Sponsor or its affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (i) would purchase the Public Shares at a price no higher than the price offered through Kochav’s redemption process, (ii) would represent in writing that such Public Shares will not be voted in favor of the Extension Amendment Proposal, and (iii) would waive in writing any redemption rights with respect to the Public Shares so purchased. To the extent any such purchases are made in situations in which the tender offer rules restrictions apply, Kochav will disclose in a Current Report on Form 8-K prior to the EGM: (a) the number of Public Shares purchased outside the redemption offer and the purchase price; (b) the purpose of the purchases; (c) the impact on the likelihood that the Extension Amendment Proposal will be approved; (d) the identities or nature of the selling securityholders; and (e) the number of Public Shares for which redemption requests have been received. If such purchases are made, the public float of Kochav’s securities and the number of beneficial holders of its securities may be reduced, possibly making it difficult to maintain the listing or trading of Kochav’s securities on a national securities exchange.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Kochav is proposing to amend its Articles to extend the date by which Kochav must consummate an initial business combination from November 29, 2026 to November 29, 2027 (or such earlier date as determined by the Board), without the deposit of any additional funds into the Trust Account. This would be to give Kochav additional time to complete a business combination.

Without the Extension, and absent deposits the Sponsor does not intend to make, the Board believes that Kochav will not be able to complete a business combination on or before November 29, 2026. If that were to occur, Kochav would be forced to liquidate and dissolve.

As contemplated by the Articles, the holders of Kochav’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is approved.

As of [    ], 2026 the redemption price per share was approximately $[    ] (which is expected to be the same approximate amount two business days prior to the EGM), based on the aggregate amount on deposit in the Trust Account of approximately $[    ] million as of [    ], 2026 (including interest not previously released to Kochav to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on [    ], 2026 was $[    ] per share. Kochav cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when such shareholders wish to sell their shares. Kochav believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Kochav does not complete a business combination on or before November 29, 2026.

You are not being asked to vote on a business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares who do not elect to redeem their Public Shares will retain their right to redeem their Public Shares if and when a business combination is submitted to shareholders for approval, subject to any limitations set forth in the Articles. In addition, public shareholders who do not redeem their Public Shares in connection with the Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Articles.

The Articles currently define the “Completion Window” as the period commencing on the closing date of the IPO and ending eighteen months thereafter — November 29, 2026 — or up to twenty-four months thereafter — May 29, 2027 — “if the Company extends the period of time to consummate a Business Combination as described in the prospectus relating to the IPO.” The prospectus conditions each such three-month extension on the deposit by the Sponsor or its affiliates or permitted designees of $2,530,000 into the Trust Account, being $0.10 per Public Share.

The Extension Amendment replaces that definition with a self-contained provision that ends the Completion Window thirty months after the closing date of the IPO — November 29, 2027 — states on its face that no deposit into the Trust Account is required, permits the Directors to determine an earlier date in their sole discretion, and permits shareholders to approve a later date by special resolution without a further amendment of the Articles.

The text of the special resolution to be passed, and the full text of the proposed amendment, are set out in Annex A to this proxy statement. Shareholders are encouraged to read Annex A in its entirety.

Reasons for the Extension Amendment Proposal

Kochav’s Articles provide for the return of the IPO proceeds held in trust to the holders of Public Shares if there is no qualifying business combination consummated on or before November 29, 2026, extendable to May 29, 2027 only upon the deposit by the Sponsor of $2,530,000 into the Trust Account for each three-month period. The Sponsor has advised Kochav that it does not intend to make such deposits.

The purpose of the Extension Amendment Proposal is to allow Kochav additional time to locate, negotiate and consummate a business combination, and to allow that additional time to be obtained without deposits into the Trust Account. Without the Extension, and absent deposits the Sponsor does not intend to make, Kochav believes that it will not be able to complete a business combination on or before November 29, 2026. If that were to occur, Kochav would be forced to liquidate.

The Board considered, among other things: the status of Kochav’s search for an initial business combination and management’s assessment of the likelihood of consummating a transaction within the current Completion Window; Kochav’s liquidity position and the going concern disclosure in its financial statements; the terms of the two three-month extensions available under the Articles, including the $2,530,000 deposit required for each; the Sponsor’s advice that it is not prepared to fund such deposits; the fact that the Extension provides twelve months of additional time rather than the six months the existing terms would have provided; the fact that public shareholders who prefer cash today would be given a contemporaneous redemption right; the fact that shareholders who do not redeem would forgo the $0.20 per Public Share of additional trust funding the existing governing documents contemplated; the interests of the Sponsor, Kochav’s directors and officers that differ from those of public shareholders; the anticipated level of redemptions and the effect of redemptions on Kochav’s ability to consummate a business combination and to satisfy Nasdaq listing requirements; the possible use of non-redemption and voting agreements and their dilutive effect; and the absence of any fairness opinion or unaffiliated representative.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Kochav will file the special resolution approving the Extension Amendment Proposal and the amendment to the Articles, as set forth in Annex A hereto to extend the time it has to complete a business combination until the Extension Date. Kochav will then continue to attempt to consummate a business combination until the Extension Date, or until such earlier date as determined by the Board in its sole discretion. Kochav’s Class A Ordinary Shares and Rights will remain publicly traded on Nasdaq during this time.

Consequences if the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before November 29, 2026, Kochav will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Kochav’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Kochav’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The rights sold as part of the units in our initial public offering will expire worthless.

Holders of Class B Ordinary Shares and private placement shares, including the Sponsor and the officers and directors of Kochav, have waived their rights to participate in any liquidation distribution with respect to the Class B Ordinary Shares and private placement shares held by them. There will be no distribution from the Trust Account with respect to Kochav’s Rights, which will expire worthless in the event Kochav dissolves and liquidates the Trust Account.

Redemption Rights

In connection with the Extension Amendment Proposal, and contingent upon the approval of the Extension, Kochav’s public shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the EGM, including interest earned on the funds held in the Trust Account and not previously released to Kochav to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated May 27, 2025, filed in connection with Kochav’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on November 11, 2026 (two business days before the EGM), tender your shares physically or electronically and submit a request in writing (such request to include the legal name, phone number, and address of the beneficial owner of the Public Shares for which redemption is requested) that Kochav redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, Kochav’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

Kochav shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Kochav’s understanding that Kochav shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Kochav does not have any control over this process and it may take longer than two weeks. Kochav shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Kochav shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “Street Name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the EGM, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the EGM ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed herein.

Prior to their exercising redemption rights, Kochav shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Kochav, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Kochav does not consummate an initial business combination on or before November 29, 2026, and the Extension Amendment Proposal is not approved, Kochav will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and the rights will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of Kochav’s Public Shares that elect to have their Public Shares redeemed for cash. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public Public Share and rights components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding Public Shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•        persons subject to the alternative minimum tax provisions of the Code;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of Kochav’s Public Shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding Kochav’s securities, you should consult your tax advisor. This summary assumes that shareholders hold Kochav’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF KOCHAV’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Kochav’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Public Shares and is:

•        an individual who is a United States citizen or resident of the United States, as determined for United States federal income tax purposes;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If Kochav is considered a “passive foreign investment company” for these purposes (which Kochav will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the Public Shares exchanged therefor if the Redeeming U.S. Holder’s ownership of Public Shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of Public Shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such Public Shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our Public Shares, the holding period of such Public Shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to Public Shares redeemed in the redemption). Shareholders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just Public Shares actually owned but also Public Shares underlying rights to acquire our Public Shares (including for these purposes our rights) and, in some cases, Public Shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of Kochav is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of Kochav entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Kochav. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the Public Shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares.

As these rules are complex, U.S. holders of Public Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of Public Shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because Kochav is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our Public Shares and the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Public Shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Public Shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above. Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our Public Shares (but likely not our rights) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may likely not be made with respect to our rights. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns Public Shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such Public Shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) Public Shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its Public Shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. Currently, a mark-to-market election may likely not be made with respect to our rights.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Public Shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their Public Shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Kochav’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its Public Shares and is not a Redeeming U.S. Holder.

The characterization for U.S. federal income tax purposes of a redemption of a Redeeming Non-U.S. Holder’s Public Shares generally will correspond to the U.S. federal income tax characterization of such a redemption of a Redeeming U.S. Holder’s Public Shares. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of Public Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Public Shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for Public Shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution of the Company, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of the Ordinary Shares, voting as a single class, who, being present in person or represented by proxy and entitled to vote at the EGM, vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal.

Notwithstanding shareholder approval, the Board reserves the right to abandon and not implement the Extension at any time and for any reason prior to effectuating the Extension, without any further action by shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking our shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Withum has audited our financial statements for the period from January 7, 2025 (inception) through December 31, 2025. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of the aggregate fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the (i) audit of our annual financial statements and (ii) review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from January 7, 2025 (inception) through December 31, 2025 totaled approximately $153,745. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for any audit-related fees for the period from January 7, 2025(inception) through December 31, 2025.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum for tax services, planning or advice for the period from January 7, 2025 (inception) through December 31, 2025.

All Other Fees

All other fees consist of the aggregate fees billed for all other services. We did not pay Withum for any other services for the period from January 7, 2025 (inception) through December 31, 2025.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our Initial Public Offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board of Directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services performed and to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Failure to vote by proxy, online or physically attend the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will approve the adjournment of the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are not sufficient votes to approve the Extension Amendment Proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the EGM.

Note on the redemption deadline.    The redemption deadline is anchored to the initially scheduled date of the EGM. An adjournment will not extend the redemption deadline unless the Board determines otherwise and announces such determination.

Full Text of the Resolution to be Approved

“It is resolved, as an ordinary resolution, to adjourn the general meeting to a later date or dates or sine die, if necessary or desirable, in the opinion and at the discretion of the directors, to permit further solicitation and vote of proxies if, at the time of the meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.”

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved, the Board will not have the ability to adjourn the EGM to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be implemented, and if Kochav does not complete a business combination on or before November 29, 2026, Kochav will be required to dissolve and liquidate.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the EGM and entitled to vote thereon. Abstentions and broker non-votes will have no effect.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Kochav’s Ordinary Shares as of the Record Date by (i) each person known by Kochav to be the beneficial owner of more than 5% of its outstanding Ordinary Shares, (ii) each of Kochav’s directors and executive officers and (iii) all of Kochav’s directors and executive officers as a group.

In the table below, percentage ownership is based on 34,257,383 of our Ordinary Shares, consisting of (i) 25,824,050 Class A Ordinary Shares and (ii) 8,433,333 Class B Ordinary Shares, issued and outstanding as of the Record Date. On all matters to be voted upon, except for (x) the election of directors of the Board and (y) continuing our Company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend our Articles or to adopt new constitutional documents, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands), holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, unless otherwise required by applicable law. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Rights as these Rights are not exercisable within 60 days of the date of this Report.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Total Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
Kochav Sponsor LLC(3)	524,050	2.0%	8,433,333	100.0%	26.1%
Menachem Shalom(3)	524,050	2.0%	8,433,333	100.0%	26.1%
Asaf Yarkoni(4)	—	—	—	—	—
Doron Dovrat(4)	—	—	—	—	—
Yair Ramati(4)	—	—	—	—	—
Gill Zaphrir(4)	—	—	—	—	—
All officers and directors as a group (5 persons)	524,050	2.0%	8,433,333	100.0%	26.1%

Other 5% Shareholders
Polar Asset Management Partners Inc.(5)	2,150,000	8.3%	—	—	6.3%
Magnetar Parties(6)	1,900,000	7.3%	—	—	5.5%
W. R. Berkley Corporation(7)	1,690,352	6.5%	—	—	4.9%
AQR Parties(8)	1,429,380	5.5%	—	—	4.2%
Linden Parties(9)	1,400,000	5.4%	—	—	4.1%
Aristeia Capital, L.L.C.(10)	1,325,000	5.1%	—	—	3.9%

____________

(1)      Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o Kochav Defense Acquisition Corp., 575 Fifth Avenue, 14th Floor, New York, New York 10017.

(2)      Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares. Such Class B Ordinary Shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial Business Combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment.

(3)      Kochav Sponsor LLC, our Sponsor, is the record holder of 8,433,333 Ordinary Shares. Mr. Menachem Shalom is the sole managing member of our Sponsor, and, as a result, holds voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Mr. Shalom disclaims any beneficial ownership of the securities held by the Sponsor other than to the extent of their pecuniary interest therein, directly or indirectly. All of our officers, directors and our advisors are members of our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Does not include indirect interest as a member of the Sponsor. The managing member has allocated 20,000 Founder Shares to each of the independent directors upon completion of our initial Business Combination and 10,000 Founder Shares to our Chief Financial Officer.

(5)      According to a Schedule 13G filed with the SEC on February 10, 2026, the listed shares are directly held by Polar Multi-Strategy Master Fund (“PMSMF”). Polar Asset Management Partners Inc. (“Polar”) serves as the investment advisor to PMSFM with respect to such shares. The business address of Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(6)      According to a Schedule 13G filed with the SEC on August 8, 2025 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the “Magnetar Funds”) (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund — T LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      According to a Schedule 13G/A filed with the SEC on May 7, 2026, W.R. Berkley Corporation, and Berkley Insurance Company, as of May 7, 2026, owned 1,690,352 Class A Ordinary Shares of the Issuer. The principal business address for each beneficial owner is 475 Steamboat Road, Greenwich, Connecticut 06830.

(8)      According to a Schedule 13G/A filed with the SEC on November 12, 2025 by (i) AQR Capital Management, LLC, a Delaware limited liability company (“AQR Capital”), (ii) AQR Capital Management Holdings, LLC, a Delaware limited liability company “(“AQR Holdings”), and (iii) AQR Arbitrage, LLC, a Delaware limited liability company (“AQR Arbitrage”, (collectively, with AQR Capital and AQR Holdings, the “AQR Parties”). The principal business address of each of the AQR Parties is One Greenwich Plaza, Greenwich, Connecticut 06830.

(9)      According to a Schedule 13G filed with the SEC on June 4, 2025 by (i) Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”), (ii) Linden GP LLC, a Delaware limited liability company (“Linden GP”), (iii) Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”), and (iv) Siu Min (Joe) Wong, a citizen of Hong Kong and the United States (“Mr. Wong” and collectively with Linden Capital, Linden GP and Linden Advisors, the “Linden Parties”) in connection with the Public Shares held for the account of Linden Capital and one or more separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(10)    Based on a Schedule 13G filed with the SEC on August 14, 2025 by Aristeia Capital, L.L.C. Aristeia Capital, L.L.C. exercised sole voting and sole dispositive power over 1,325,000 shares. The principal business address of the beneficial owner is 575 Fifth Avenue, 14th Floor, New York, NY 10017.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Extension Date to consider and vote upon approval of a business combination. Accordingly, if we consummate a business combination, our next annual general meeting will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if they are approved but we do not consummate a business combination before the Extension Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should inform us of your request by contacting us at:

Kochav Defense Acquisition Corp.,

575 Fifth Avenue, 14th Floor,

New York, New York 10017,

Attention: Menachem Shalom

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Kochav files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access Kochav’s filings, free of charge, on the SEC’s website at www.sec.gov.

The following documents are incorporated by reference into this proxy statement:

•        Kochav’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026;

•        Kochav’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, filed with the SEC on May 14, 2026 and August 13, 2026, respectively; and

•        Kochav’s Current Reports on Form 8-K filed with the SEC since December 31, 2025.

If you would like additional copies of this proxy statement, or if you have questions about the proposals, you should contact Laurel Hill Advisory, LLC, Kochav’s proxy solicitor, at:

2 Robbins Lane, Suite 201, Jericho, NY 11753

(855) 414-2266 (toll-free)

(516) 933-3100 (Banks and Brokers Only)

E-mail: kchv@laurelhill.com

You may also obtain these documents, free of charge, by writing to Kochav at Kochav Defense Acquisition Corp., 575 Fifth Avenue, 14th Floor, New York, New York 10017, Attention: Secretary.

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

In order to receive timely delivery of the documents in advance of the EGM, Kochav shareholders must make your request for information no later than November 6, 2026. If you request any documents from Kochav, such documents will be mailed to you by first class mail or another equally prompt means.

Shareholders should not rely on information other than that contained or incorporated by reference in this proxy statement. Kochav has not authorized anyone to provide you with different information. This proxy statement is dated [•], 2026. You should not assume that the information contained in it is accurate as of any date other than that date.

ANNEX A

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF KOCHAV DEFENSE ACQUISITION CORP.

(Adopted by special resolution passed on [•], 2026)

It is resolved as a special resolution with immediate effect that the Company’s amended and restated articles of association be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

“Completion Window” means the period of time commencing on, and including, the closing date of the IPO and ending on the date that is thirty (30) months after the closing date of the IPO, or such later time as the Members may approve by Special Resolution in accordance with the Articles, or such earlier date as the Directors may determine in their sole discretion; and, for the avoidance of doubt, no deposit of funds into the Trust Account by the Sponsor or by any other Person shall be required as a condition to, or in connection with, the Completion Window ending on the date that is thirty (30) months after the closing date of the IPO. Nothing in the Articles shall prohibit the Sponsor or any of its Affiliates or permitted designees from making a voluntary deposit into the Trust Account, but no such Person shall be under any obligation to do so.

It is resolved further, as an ordinary resolution, that the registered office of the Company be and is hereby instructed to file a certified copy of the foregoing special resolution with the Registrar of Companies in the Cayman Islands.

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. KOCHAV DEFENSE ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 12, 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting. To attend: http://cstproxy.com/Kochav/2026 Vote by Internet -QUICK EASY IMMEDIATE -24 Hours a Day, 7 Days a Week or by Mail MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL. 2. Proposal No. 2 — Auditor Ratification Proposal. To approve, by way of an ordinary CONTROL NUMBER Signature Signature, if held jointly Date _______________, 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. FOR AGAINST ABSTAIN 1. Proposal No. 1 — Extension Amendment Proposal. To approve, by way of special FOR AGAINST ABSTAINresolution, that the date by which Kochav has to consummate a business combination be extended from November 29, 2026 to November 29, 2027 (or such earlier date as determined by the Board), without the deposit of any additional funds into the Trust Account, and that the Charter be amended and to approve as an ordinary resolution, that the registered office of the Company be and is hereby instructed to file a certified copy of the foregoing special resolution with the Registrar of Companies in the Cayman Islands, as set out in Annex A to the proxy statement. resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects. 3. Proposal No. 3 — Adjournment Proposal. To approve, by way of ordinary resolution, the FOR AGAINST ABSTAINadjournment of the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” each proposal. A request to exercise your redemption rights is not made on this proxy card. To redeem your Public Shares you must follow the separate procedures described under “The EGM — Redemption Rights” in the proxy statement and deliver a written request and your Public Shares to the transfer agent no later than 5:00 p.m., Eastern Time, on November 11, 2026. You may redeem regardless of how, or whether, you vote.

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting to be held on November 13, 2026. The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the U.S. Securities and Exchange Commission on March 30, 2026 and the proxy statement is available, at http://cstproxy.com/Kochav/2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS KOCHAV DEFENSE ACQUISITION CORP. The undersigned hereby appoints Menachem Shalom and Asaf Yarkoni, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all Ordinary Shares of Kochav Defense Acquisition Corp. held of record by the undersigned at the close of business on October 13, 2026, at the Extraordinary General Meeting of Shareholders to be held on November 13, 2026, at 10:00 a.m. Eastern Time at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Such Shares are to be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion if no voting indication is provided and on such other matters as may properly come before the meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXYHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed, on the other side)